UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2019

BLACK RIDGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of Principal Executive Offices) (Zip Code)

(952) 426-1241

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	BRACU	The NASDAQ Stock Market LLC
Common Stock	BRAC	The NASDAQ Stock Market LLC
Rights	BRACR	The NASDAQ Stock Market LLC
Warrants	BRACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 5.07 is incorporated by reference in this item to the extent required herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

The information included in Item 5.07 is incorporated by reference in this item to the extent required herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 9, 2019, Black Ridge Acquisition Corp. (the “Company”) held a special meeting of its stockholders (the “Meeting”). At the Meeting, the Company’s stockholders considered the following proposal:

1.                  A proposal to adopt and approve an amendment to the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date that the Company has to consummate a business combination (the “Extension”) to August 10, 2019. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
12,312,704	2,170,573	200,000	0

In connection with this vote, the holders of 9,246,727 shares of the Company’s common stock properly exercised their right to convert their shares into cash at a conversion price of approximately $10.29 per share. In connection with the Extension, Black Ridge Oil & Gas, Inc., the Company’s sponsor, loaned $30,000 to the Company to be placed in trust for the benefit of the public shares that were not converted. The loan is non-interest bearing and is evidenced by a promissory note issued by the Company on the same date.

The Company filed the amendment to the charter with the Secretary of State of the State of Delaware on July 9, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2019

BLACK RIDGE ACQUISITION CORP.

By:	/s/ Ken DeCubellis
Name: Ken DeCubellis
Title: Chairman and Chief Executive Officer

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